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                                                                    EXHIBIT 10.5
                                                               EXECUTION VERSION

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                            AUTHORITY LOAN AGREEMENT

         FIRST AMENDMENT, dated as of October 10, 2003 (this "AMENDMENT"), to the AMENDED AND RESTATED AUTHORITY LOAN AGREEMENT (the "AUTHORITY LOAN AGREEMENT"), dated as of November 1, 1994, between the MARTIN COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY, a body corporate and politic of the State of Florida (together with its successors and assigns, the "AUTHORITY"), and INDIANTOWN COGENERATION, L.P., a Delaware limited partnership (together with its successors and assigns, the "PARTNERSHIP"). Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Authority Loan Agreement.

                                   WITNESSETH

         WHEREAS, the Authority and the Partnership have heretofore executed and delivered the Authority Loan Agreement to provide for the loan by the Authority to the Partnership of the proceeds of the Bonds issued by the Authority pursuant to the Tax Exempt Indenture in connection with the Partnership's cogeneration facility located near Indiantown, in Martin County, Florida;

         WHEREAS, contemporaneously with the issuance of the Bonds and the making of such loan, the Partnership entered into (a) that certain Debt Service Reserve Letter of Credit and Reimbursement Agreement among the Partnership, the banks named therein, and Banque Nationale de Paris, as agent, dated as of November 1, 1994, (b) that certain Letter of Credit and Reimbursement Agreement among the Partnership, the banks named therein, and Credit Suisse, as agent, dated as of November 1, 1994, and (c) that certain Revolving Credit Agreement among the Partnership, the banks named therein, and Credit Suisse, as agent, dated as of November 1, 1994 (all of the aforementioned credit facilities collectively, the "ORIGINAL CREDIT FACILITIES");

         WHEREAS, the Partnership desires (a) to replace the Original Credit Facilities with credit facilities on substantially the same terms as those of the Original Credit Facilities (such replacement facilities, the "NEW CREDIT FACILITIES") and to make certain conforming and other changes to the Authority Loan Agreement and to certain of the Financing Documents, (b) to clarify in the Authority Loan Agreement and in certain of the Financing Documents the Partnership's right to replace the New Credit Facilities from time to time, and
(c) in connection with such replacement of the Original Credit Facilities and future replacements thereof to provide for the repayment of amounts outstanding under such facilities and the payment of transaction expenses related to any such replacement on dates other than an Interest Payment Date;

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         WHEREAS, Section 10.5 of the Authority Loan Agreement and Section 15.01
of the Tax Exempt Indenture provide that the Authority and the Tax Exempt
Trustee may at any time, without the consent of the Bondholders, enter into an agreement for the purpose of amending, modifying or altering the Authority Loan Agreement in a manner not inconsistent with the terms and provisions thereof;

         WHEREAS, all acts and things necessary to constitute these presents a valid and binding amendment according to its terms have been done and performed and the execution of this Amendment has in all respects been duly authorized; and

         WHEREAS, pursuant to Section 10.5 of the Authority Loan Agreement and
Section 15.01(a) of the Tax Exempt Indenture, the Authority and the Tax Exempt Trustee are authorized to execute and deliver this Amendment.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

                                    ARTICLE I

                                   AMENDMENTS

         SECTION 1.1       AMENDMENTS

         1. Section 1.1 of the Authority Loan Agreement is hereby amended as follows:

                  a. The definition of "Debt Service Reserve Letter of Credit" is hereby deleted in its entirety and the following is inserted in lieu thereof:

         ""Debt Service Reserve Letter of Credit" means one or more irrevocable, direct pay letters of credit issued by any financial institution with a rating of "A" or higher by S&P and "A2" or higher by Moody's in favor of the Disbursement Agent, secured by the Collateral ratably with the other senior secured indebtedness of the Partnership."

                  b. The definition of "Debt Service Reserve Letter of Credit Provider" is hereby deleted in its entirety and the following is inserted in lieu thereof:

         ""Debt Service Reserve Letter of Credit Provider" means the banks and financial institutions providing or otherwise participating in any Debt Service Reserve Letter of Credit under or pursuant to any Debt Service Reserve LOC Reimbursement Agreement."

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                  c.       The definition of "Debt Service Reserve LOC
Reimbursement Agreement" is hereby deleted in its entirety and the following is inserted in lieu thereof:

         ""Debt Service Reserve LOC Reimbursement Agreement" means the Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of October ___, 2003, among the Partnership, the Initial Bank and the Banks (each as defined therein) party thereto from time to time, and Credit Lyonnais New York Branch, as agent, and any replacement agreement under or pursuant to which any Debt Service Reserve Letter of Credit is provided, in each case as any such agreement may be amended, modified, or supplemented from time to time."

                  d. The definition of "Disbursement Agreement" is hereby amended by inserting immediately prior to the period appearing at the end thereof the following:

         ", as the same may be amended, modified or supplemented from time to time".

                  e. The definition of "LOC Provider" is hereby deleted in its entirety and the following is inserted in lieu thereof:

         ""LOC Provider" means the banks and financial institutions providing or otherwise participating in any of the Letters of Credit under or pursuant to any Reimbursement Agreement."

                  f. The definition of "Reimbursement Agreement" is hereby deleted in its entirety and the following is inserted in lieu thereof:

         ""Reimbursement Agreement" means the Letter of Credit and Reimbursement Agreement, dated as of October ___, 2003, among the Partnership, the Initial Bank and the Banks (each as defined therein) party thereto from time to time, and Credit Lyonnais New York Branch, as agent, and any replacement agreement under or pursuant to which any of the Letters of Credit is provided, in each case as any such agreement may be amended, modified, or supplemented from time to time."

                  g. The definition of "Security Agreement" is hereby amended by inserting immediately prior to the period appearing at the end thereof the following:

         ", as the same may be amended, modified or supplemented from time to time".

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                  h.       The definition of "Working Capital Facility" is
hereby deleted in its entirety and the following is inserted in lieu thereof:

         ""Working Capital Facility" means the Revolving Credit Agreement, dated as of October ___, 2003, among the Partnership, the Banks (as defined therein) party thereto from time to time, and Credit Lyonnais New York Branch, as agent, and any replacement agreement under or pursuant to which funds for the working capital needs of the Project are provided, in each case as any such agreement may be amended, modified, or supplemented from time to time."

                  i. The definition of "Working Capital Provider" is hereby deleted in its entirety and the following is inserted in lieu thereof:

         ""Working Capital Provider" means any Person providing funds for the working capital needs of the Partnership pursuant to a Working Capital Facility."

         2. Section 10.1 of the Authority Loan Agreement is hereby amended by deleting the notice address for the Tax Exempt Trustee appearing therein and inserting in lieu thereof the following:

                           "The Bank of New York
                           10161 Centurion Parkway
                           Jacksonville, Florida 32256
                           Telefax Number: (904) 645-1997
                           Attention: Trust Division"

                                   ARTICLE II

                                  MISCELLANEOUS

         SECTION 2.1       EFFECT OF THIS AMENDMENT

         This Amendment is executed and shall be construed as an amendment to the Authority Loan Agreement and, as provided in the Authority Loan Agreement and the Tax Exempt Indenture forms a part thereof. On and after the effective date of this Amendment, each reference in the Authority Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Authority Loan Agreement, and each reference in the other Financing Documents to the "Authority Loan Agreement", "thereunder", "thereof" or words of like import referring to the Authority Loan Agreement, shall mean and be a reference to the Authority Loan Agreement as amended by this Amendment.

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         SECTION 2.2       OPINION OF BOND COUNSEL AS TO CONDITIONS PRECEDENT

         Set forth as Exhibit A hereto is a copy of the Opinion of Bond Counsel delivered to the Tax Exempt Trustee in connection with this Amendment.

         SECTION 2.3       CONCERNING THE TAX EXEMPT TRUSTEE

         The Tax Exempt Trustee shall not be responsible in any manner for or with respect to the validity or sufficiency of this Amendment or the due execution hereof by the Partnership or the Authority, or for or with respect to the recitals and statements contained herein, all of which recitals and statements are made solely by the Partnership and the Authority.

         SECTION 2.4       SEVERABILITY

         Any term or provision of this Amendment that is invalid, illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, prohibition or unenforceability without invalidating the remaining terms and provisions hereof, and any such invalidity, illegality, prohibition or unenforceability in any jurisdiction shall not invalidate or render prohibited or unenforceable such term or provision in any other jurisdiction.

         SECTION 2.5       COUNTERPARTS

         This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original; but all such counterparts shall together constitute but one and the same instrument. Delivery by facsimile of a signed copy of this Amendment shall have the same effect as delivery of a manually executed counterpart.

         SECTION 2.5       HEADINGS

         The article and section headings herein are for convenience only and shall not affect the construction hereof.

         SECTION 2.7       GOVERNING LAW

         THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF FLORIDA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT MIGHT DIRECT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

                            [signature page follows]

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         IN WITNESS WHEREOF, the Authority has caused this Amendment to the
Authority Loan Agreement to be executed by its Chairman and the seal of the Authority to be hereunto affixed and attested by its Secretary, and the Partnership has duly caused this Amendment to the Authority Loan Agreement to be executed by its duly authorized officer, as of the day and year first above written.

                                                   MARTIN COUNTY INDUSTRIAL
                                                   DEVELOPMENT AUTHORITY

                                                   By: /s/ JOHN E. TRANTER
                                                       -------------------------
                                                   Name: John E. Tranter
                                                   Title: Chairman

(SEAL)

ATTEST:

/s/ TED ASTOLFI
---------------------------
Secretary

                                                   INDIANTOWN COGENERATION, L.P.

                                                   By: /s/ F. JOSEPH FEYDER
                                                       -------------------------
                                                       Name: F. Joseph Feyder
                                                       Title: Vice President

The foregoing Amendment is hereby accepted and acknowledged by The Bank of New York, as Tax Exempt Trustee.

                                                   THE BANK OF NEW YORK,
                                                   as Tax Exempt Trustee

                                                   By: /s/ SHERYL LEAR
                                                       -------------------------
                                                       Name: Sheryl Lear
                                                       Title: Agent

                  [First Amendment to Authority Loan Agreement]

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                                    Exhibit A

                             Opinion of Bond Counsel